UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 001-16207



                        Date of Report: October 31, 2006



                            GS AGRIFUELS CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                                                             98-0226479
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(State of other jurisdiction of                                 (IRS Employer
incorporation or organization)                               Identification No.)


One Penn Plaza, Suite 1612, New York NY                                  10119
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(Address of principal executive offices)                           (Zip Code)


                                 (212) 994-5374
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION

Stillwater Asset-Based Fund, LP

On October 31, 2006 NextGen Acquisition, Inc., a subsidiary of GS AgriFuels, completed a sale of securities to Stillwater Asset-Based Fund, LP pursuant to a Securities Purchase Agreement dated as of October 27, 2006. The Agreement called for Stillwater to purchase a Term Note in the principal amount of $6 million. The Term Note was purchased by Stillwater on October 31 for a payment of $5,867,500.

The Term Note accrues interest at a rate of 20% per annum. Monthly payments of principal and interest are due, commencing on February 1, 2007. The amount of each monthly payment will be the greater of (a) the Fixed Amount or (b) the Biodiesel Systems Net Revenue Repayment Percentage. The Fixed Amount is:

                  For February and March, 2007:               $300,000
                  For April, May and June, 2007:              $350,000
                  For the remaining months of 2007:           $400,000.

The Biodiesel Net Revenue Repayment Percentage is 25% of the Net Revenue from the first two systems sold in the preceding month, 30% of the Net Revenue from a third system, 35% of the Net Revenue from a fourth system, and 40% of the Net Revenue from additional systems. "Net Revenue" means the cash receipts from sale of biodiesel systems during the month, less costs associated with the sale. Additional payments will be required if NextGen Acquisition Corp sells any equity securities while the Term Note is outstanding or if NextGen Acquisition Corp. or any of the Guarantors sells any assets outside the ordinary course of business.

All amounts of principal and interest not previously satisfied will be due on December 31, 2007.

The  obligations  of  NextGen  Acquisition,  Inc.  under the Term Note have been guaranteed by GS AgriFuels and by the following affiliates: GreenShift Corporation, GS Energy Corporation, GS CleanTech Corporation, NextGen Fuel, Inc., Warnecke Design Services, Inc. and Warnecke Rentals, LLC (the "Guarantors"). Each of the Guarantors has pledged its assets to secure its guaranty.

Cornell Capital Partners, LP

On October 31, 2006 GS AgriFuels completed a sale of securities to Cornell Capital Partners, LP pursuant to a Securities Purchase Agreement dated as of October 25, 2006. The Agreement called for Cornell to purchase a Secured Convertible Debenture in the principal amount of $13 million. The Debenture was purchased by Cornell on October 31 for a payment of $11,635,000.

The Secured Convertible Debenture will mature on October 25, 2009. Interest will accrue on the Debenture at the rate of 10% per annum and will be payable on the Maturity Date. If the market price of GS AgriFuels common stock is less than the conversion price, GS AgriFuels can redeem the Debenture for 120% of its principal amount. Cornell will be entitled to convert the accrued interest and principal amount of the Debenture into GS AgriFuels common stock at a conversion price of $3.00 (or any lower price at which GS AgriFuels hereafter issues common stock to any third party). The maximum number of shares that Cornell may acquire at any time is 4.99% of the outstanding common shares.

Commencing on February 1, 2007, Cornell will also be entitled to convert into common stock up to $500,000 of the principal amount of the Debentures (including the $5,500,000 Debenture sold to Cornell on June 6, 2006) during any calendar month at a conversion price equal to the lowest daily Volume Weighted Average Price during the thirty trading days preceding conversion. However, GS AgriFuels may opt to redeem the portion of the Debentures offered for conversion in this manner by paying 120% of the amount converted.

The Debentures are secured by a pledge of all of GS AgriFuels's assets, including the capital stock of its subsidiaries: Mean Green BioFuels, Inc., Mean Green Biodiesel #1, Inc., Mean Green Biodiesel #2, Inc. and Mean Green Biodiesel #3, Inc. The subsidiaries of GS AgriFuels have pledged their assets to secure the Debentures. GreenShift Corporation, the parent of GS AgriFuels, and certain subsidiaries of GreenShift Corporation (including GS CleanTech Corporation and GS Energy Corporation) have also pledged their assets to secure the Debentures.

In consideration of Cornell's investment in the Debenture, GS AgriFuels issued to Cornell a five year Warrant to purchase 540,000 common shares. The exercise price is $.001or any lower price at which GS AgriFuels hereafter issues common stock to any third party.

GS AgriFuels has also agreed to file a registration statement with the Securities and Exchange Commission to enable Cornell to resell to the public any shares of GS AgriFuels common stock it acquires on conversion of the Debentures or exercise of the Warrant.


ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.01         COMPLETION OF ACQUISITION OF ASSETS

On October 31, 2006 a wholly-owned subsidiary of GS AgriFuels purchased the outstanding capital stock of NextGen Fuel, Inc. NextGen Fuel is engaged in the business of developing and distributing esterification and transesterification biodiesel process technologies. The purchase price was approximately $21,300,000 cash. $17,000,000 was paid by GS AgriFuels at the closing. The remaining $4,300,000 will be payable on October 31, 2007 if NextGen Fuel has realized cash receipts of at least $7,500,000 since the acquisition and there are no claims for indemnification by GS AgriFuels.

Prior to the acquisition, there was no material relationship between GS AgriFuels and NextGen Fuel or its owners. However, NextGen Fuel has, at times in the past, purchased engineering services from Warnecke Design Services, Inc., which is a subsidiary of GreenShift Corporation, which owns 80% of the equity in GS AgriFuels.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

Audited Financial Statements of Next Gen Fuel, Inc. - to be filed by amendment.

Exhibits:

10-a Credit  Agreement   between  NextGen   Acquisition,   Inc.  and  Stillwater
     Asset-Based Fund, Inc. dated October 27, 2006.

10-b Guaranty  Agreement  dated  October 25, 2006 among  Stillwater  Asset-Based
     Fund, LP and GreenShift Corporation, GS AgriFuels Corporation, GS Energy Corporation and GS CleanTech Corporation.

10-c Pledge  Agreement  dated  October 25, 2006 between  Stillwater  Asset-Based
     Fund, LP and GS AgriFuels Corporation

10-d Security  Agreement dated October 25, 2006 between  Stillwater  Asset-Based
     Fund, LP and GS AgriFuels Corporation

10-e Securities  Purchase  Agreement  dated  October  25, 2006  between  Cornell
     Capital Partners, LP and GS AgriFuels Corporation.

10-f Secured  Convertible  Debenture  due  October  25,  2009  issued to Cornell
     Capital Partners, LP

10-g Security Agreement dated October 25, 2006 among GS AgriFuels Corporation, its subsidiaries, GreenShift Corporation, GS Energy Corporation and GS CleanTech Corporation and Cornell Capital Partners, LP.

10-h Warrant to Purchase Common Stock issued to Cornell  Capital  Partners dated
     October 25, 2006.

10-i Stock Purchase Agreement dated October 12, 2006 among NextGen  Acquisition,
     Inc., NextGen Fuel, Inc. and the shareholders of NextGen Fuel, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GS AgriFuels Corporation

Dated:  November 6, 2006                    By:/s/ Kevin Kreisler
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                                                   Kevin Kreisler, President